ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

THE PAYMENT DATE OF JUNE 16, 2003 INCORPORATES THE OPTIONAL REDEMPTION OF THE SERIES 2000-1 NOTES PURSUANT TO SECTION 10.01 OF THE SERIES 2000-1 INDENTURE.

COLLECTION PERIOD:         MAY 01, 2003 - MAY 31, 2003
                           ---------------------------

SETTLEMENT DATE:           16-JUN-03
                           ---------

A.    SERIES INFORMATION:

      ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:

      (a.)  Beginning Aggregate Contract Principal Balance .............................................        $     51,053,265.66
                                                                                                                -------------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts .......................        $      4,342,726.33
                                                                                                                -------------------
      (c.)  Contract Principal Balance of Charged-Off Contracts ........................................        $        345,558.65
                                                                                                                -------------------
      (d.)  Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date .......................................................................        $     46,364,980.68
                                                                                                                -------------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
            THIS RELATED COLLECTION PERIOD)
      (e.)  Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)                          0.0000000                            $                 -
                                                                 -------------------                            -------------------
      (e1.) Ending Class A-1 Principal Balance                             0.0000000       $                 -
                                                                 -------------------       -------------------
      (e2.) Ending Class A-2 Principal Balance                             0.0000000       $                 -
                                                                 -------------------       -------------------
      (e3.) Ending Class A-3 Principal Balance                             0.0000000       $                 -
                                                                 -------------------       -------------------
      (f.)  Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)                          0.0000000                            $                 -
                                                                 -------------------                            -------------------
      (g.)  Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)                          0.0000000                            $                 -
                                                                 -------------------                            -------------------
      (h.)  Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)                          0.0000000                            $                 -
                                                                 -------------------                            -------------------
      (i.)  Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)                          0.0000000                            $                 -
                                                                 -------------------                            -------------------
      (j.)  Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)                          0.1538422                            $      9,405,070.31
                                                                 -------------------                            -------------------
      (k.)  Excess Aggregate Contract Principal Balance over the sum of the
            Class A through F Principal Balances                                                                $     36,959,910.37
                                                                                                                -------------------


II.   COMPLIANCE RATIOS:

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts ..............................        $     49,663,371.02
                                                                                                                -------------------

      (b.)  CBR of Contracts 1 - 30 days delinquent ....................................................        $      6,109,728.35
                                                                                                                -------------------
      (c.)  % of Delinquent Contracts 1- 30 days as of the related Calculation Date ....................                      12.30%
                                                                                                                -------------------

      (d.)  CBR of Contracts 31 - 60 days delinquent ...................................................        $      1,597,639.87
                                                                                                                -------------------
      (e.)  % of Delinquent Contracts 31- 60 days as of the related Calculation Date ...................                       3.22%
                                                                                                                -------------------

      (f.)  CBR of Contracts 61 - 90 days delinquent ...................................................        $        908,473.36
                                                                                                                -------------------
      (g.)  % of Delinquent Contracts 61- 90 days as of the related Calculation Date ...................                       1.83%
                                                                                                                -------------------

      (h.)  CBR of Contracts > 91 days delinquent ......................................................        $        874,074.62
                                                                                                                -------------------
      (i.)  % of Delinquent Contracts > 91 days as of the related Calculation Date .....................                       1.76%
                                                                                                                -------------------

      (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date ...............                       6.81%
                                                                                                                -------------------
      (j2.) Month 2:        Apr-03 .....................................................................                       6.94%
                     -------------                                                                              -------------------
      (j3.) Month 3:        Mar-03 .....................................................................                       7.26%
                     -------------                                                                              -------------------
      (j4.) Three month rolling average % of Delinquent Contracts 31 days or more ......................                       7.00%
                                                                                                                -------------------

      (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360) .....................                       2.61%
                                                                                                                -------------------
      (k2.) Month 2: Apr-03 ............................................................................                       1.83%
                                                                                                                -------------------
      (k3.) Month 3: Mar-03 ............................................................................                       2.28%
                                                                                                                -------------------
      (k4.) Three month rolling average % for Defaulted Contracts ......................................                       2.24%
                                                                                                                -------------------

      (l1.) Cumulative Net Loss Percentage .............................................................                     7.4434%
                                                                                                                -------------------
      (l2.) Does the Cumulative Net Loss % exceed
      (l3.) The Loss Trigger Level % from Beginning Period to and including 12th
            Collection Period ? .......... Y or N ......................................................                        N/A
                                                                                                                -------------------
      (l4.) The Loss Trigger Level % from 13th Collection Period to and including
            24th Collection Period ? .......... Y or N .................................................                        N/A
                                                                                                                -------------------
      (l5.) The Loss Trigger Level % from 25th Collection Period and thereafter ?
            .......... Y or N ..........................................................................                        YES
                                                                                                                -------------------

      (m5.) Is there currently a Trigger Event which has not been cured for this
            payment date .......... Y or N .............................................................                        YES
                                                                                                                -------------------
      (m5.) Is there currently an Event of Default for this payment date  Y or N .......................                         NO
                                                                                                                -------------------



III.  FLOW OF FUNDS:

      (1.)  The amount on deposit in Available Funds ...................................................        $      5,215,347.09
                                                                                                                -------------------
      (2.)  Amounts deposited for the optional redemption of the Series 2000-1
            Notes pursuant to Section 10.01 of the Indenture ...........................................        $     15,640,383.20
                                                                                                                -------------------
      (3.)  Total deposits in the Collection Account to be used as available funds
            on this Payment Date (1+2) .................................................................        $     20,855,730.29
                                                                                                                -------------------
      (4.)  Funds to the servicer, any Excluded Amounts-Residual Receipts ..............................        $        257,319.01
                                                                                                                -------------------
      (a.)  To the Trustee, trustee fees and expenses subject to an annual limit .......................                         $-
                                                                                                                -------------------
      (b.)  To the Servicer, any unrecoverable servicer advances / initial unpaid
            balance amounts ............................................................................        $         44,254.24
                                                                                                                -------------------
      (c.)  To the Servicer, the servicing fee then due and miscellaneous amounts,
            if any .....................................................................................        $         42,544.39
                                                                                                                -------------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            INTEREST

      (d.)  To Class A, the total Class A Note Interest for the related interest
            accrual period .............................................................................        $         19,136.33
                                                                                                                -------------------
                           Interest on Class A-1 Notes ...................................                  $-
                                                                                           -------------------
                           Interest on Class A-2 Notes ...................................                  $-
                                                                                           -------------------
                           Interest on Class A-3 Notes ................................... $         19,136.33
                                                                                           -------------------
      (e.)  Interest on Class B Notes for the related interest accrual period ..........................        $         31,382.83
                                                                                                                -------------------
      (f.)  Interest on Class C Notes for the related interest accrual period ..........................        $         21,240.62
                                                                                                                -------------------
      (g.)  Interest on Class D Notes for the related interest accrual period ..........................        $         11,056.46
                                                                                                                -------------------


            CLASS E INTEREST:

      (h1.) After the Class E Notes Interest Commencement Date, then Interest on
            Class E Notes for the related interest
            accrual period to be paid to the Class E Noteholder ........................................                         $-
                                                                                                                -------------------
      (h2.) Prior to the Class E Notes Interest Commencement Date, then amount in
            (h1) from above to be paid as additional principal pro rata among the
            Class A, Class B, Class C and Class D Notes .................................. $         62,988.37
                                                                                           -------------------



            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

      (i1.) Class A percentage ........................................................... 0.699999
                                                                                           -------------------
      (i2.) To Class A, amount from reserve account, if any ..............................                  $-
                                                                                           -------------------
      (i3.) To Class A, the Class A overdue principal, if any ............................                  $-
                                                                                           -------------------
      (i4.) To Class A, the Class A principal payment amount ............................. $      3,086,130.38
                                                                                           -------------------
      (i5.) To Class A, the additional principal, if any, allocable from Class E
            interest amount .............................................................. $         14,962.82
                                                                                           -------------------
      (i6.) To Class A, the additional principal, if any, allocable from Class F
            floor amount .................................................................                  $-
                                                                                           -------------------
      (i7.) Total principal payment to Class A  (i2-i6) .................................. $      3,101,093.20
                                                                                           -------------------
      (i8.) Principal payment to Class A-1 Noteholders .................................................                         $-
                                                                                                                -------------------
      (i9.) Principal payment to Class A-2 Noteholders .................................................                         $-
                                                                                                                -------------------
      (i10.)Principal payment to Class A-3 Noteholders .................................................        $      3,101,093.20
                                                                                                                -------------------

      (j1.) Class B percentage ...........................................................           0.0599996
                                                                                           -------------------
      (j2.) To Class B, amount from reserve account, if any ..............................                  $-
                                                                                           -------------------
      (j3.) To Class B, the Class B overdue principal, if any ............................                  $-
                                                                                           -------------------
      (j4.) To Class B, the Class B principal payment amount ............................. $      4,957,366.80
                                                                                           -------------------
      (j5.) To Class B, the additional principal, if any, allocable from Class E
            interest amount .............................................................. $         24,035.33
                                                                                           -------------------
      (j6.) To Class B, the additional principal, if any, allocable from Class F
            floor amount .................................................................                  $-
                                                                                           -------------------
      (j7.) Total principal payment to Class B Noteholders (j2-j6) .....................................        $      4,981,402.13
                                                                                                                -------------------

      (k1.) Class C percentage ...........................................................           0.0399997
                                                                                           -------------------
      (j2.) To Class C, amount from reserve account, if any ..............................                  $-
                                                                                           -------------------
      (k3.) To Class C, the Class C overdue principal, if any ............................                  $-
                                                                                           -------------------
      (k4.) To Class C, the Class C principal payment amount ............................. $      3,300,684.44
                                                                                           -------------------
      (k5.) To Class C, the additional principal, if any, allocable
            from Class E interest amount ................................................. $         16,003.06
                                                                                           -------------------
      (k6.) To Class C, the additional principal, if any, allocable from Class F
            floor amount .................................................................                  $-
                                                                                           -------------------
      (k7.) Total principal payment to Class C Noteholders (k2-k6) .....................................        $      3,316,687.50
                                                                                                                -------------------

      (l1.) Class D percentage ...........................................................           0.0199999
                                                                                           -------------------
      (l2.) To Class D, amount from reserve account, if any ..............................                  $-
                                                                                           -------------------
      (l3.) To Class D, the Class D overdue principal, if any ............................                  $-
                                                                                           -------------------

      (l4.) To Class D, the Class D principal payment amount ............................. $      1,647,378.37
                                                                                           -------------------
      (l5.) To Class D, the additional principal, if any, allocable from Class E
            interest amount .............................................................. $          7,987.16
                                                                                           -------------------
      (l6.) To Class D, the additional principal, if any, allocable from Class F
            floor amount .................................................................                  $-
                                                                                           -------------------
      (l7.) Total principal payment to Class D Noteholders (l2-l6) .....................................        $      1,655,365.53
                                                                                                                -------------------
      (m1.) Class E percentage ...........................................................           0.0499986
                                                                                           -------------------
      (m2.) To Class E, amount from reserve account, if any ..............................                  $-
                                                                                           -------------------
      (m3.) To Class E, the Class E overdue principal, if any ............................                  $-
                                                                                           -------------------
      (m4.) To Class E, the Class E principal payment amount ............................. $      7,374,248.05
                                                                                           -------------------
      (m5.) To Class E, the additional principal, if any, allocable from Class F
            floor amount .................................................................                  $-
                                                                                           -------------------
      (m6.) Total principal payment to Class E Noteholders (m2-m5) .....................................        $      7,374,248.05
                                                                                                                -------------------



            TO THE RESERVE ACCOUNT :

      (4.)  The amount, if any, needed to maintain the amount in the reserve account
            at the required reserve amount .............................................................                         $-
                                                                                                                -------------------



            CLASS F PAYMENTS:

      (n1.) Sub-Total of funds disbursed through the Reserve Account ..................... $     20,855,730.29
                                                                                           -------------------
      (n2.) Funds available to be paid to Class F ........................................                  $-
                                                                                           -------------------

      (n3.) Class F percentage ...........................................................           0.1300032
                                                                                           -------------------
      (n4.) Class F floor amount ......................................................... $      9,405,070.31
                                                                                           -------------------
      (n5.) Class F principal balance before payment of principal on this payment date ... $      9,405,070.31
                                                                                           -------------------

      (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
      (n7.) If principal balance (n5) is greater than Class F floor (n4) then to
            Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced to the Class F
            floor amount  and (b) funds available ......................................................                         $-
                                                                                                                -------------------


      (n8.) If Funds available to be paid to Class F (n2) is $0, then no payments to
            Class F and enter $0 .......................................................................                         $-
                                                                                                                -------------------

            TO THE TRUSTEE:

      (7.)  To the Trustee, any fees and expenses not previously paid subject to a limit ...............                         $-
                                                                                                                -------------------

            TO THE ISSUERS:

      (8.)  To the issuers, as owner of the pledged assets, any remaining available
            funds on deposit in the collection account after all payments are made above ...............        $              0.00
                                                                                                                -------------------




IV    SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection
            Period .....................................................................................        $      1,339,559.35
                                                                                                                -------------------
      (b.)  Servicer Advances reimbursed during the Collection Period ..................................        $         23,601.20
                                                                                                                -------------------
      (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date ............................................................................        $         44,254.24
                                                                                                                -------------------
      (d.)  Servicer Advances made during the related Collection Period ................................                         $-
                                                                                                                -------------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period .....................................................................................        $      1,271,703.91
                                                                                                                -------------------
      (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made ..............................................................................                         --
                                                                                                                -------------------


V     RESERVE ACCOUNT

      (a.)  Amount on deposit at the beginning of the related Collection Period ........................                         $-
                                                                                                                -------------------
      (b.)  Reserve Account initial deposit ............................................................                         $-
                                                                                                                -------------------
      (c.)  Amount of interest earnings reinvested for the related Monthly Period ......................                         $-
                                                                                                                -------------------
      (d.)  Amounts used to cover shortfalls, if any,  for the related Collection
            Period .....................................................................................                         $-
                                                                                                                -------------------
      (e.)  Amounts used as required in a Trigger Event , if any,  for the related
            Collection Period ..........................................................................                         $-
                                                                                                                -------------------
      (f.)  Amounts transferred in from the Collection Account, if applicable (line 4) .................                         $-
                                                                                                                -------------------
      (g.)  Interest earnings for the related Monthly Period ...........................................                         $-
                                                                                                                -------------------
      (h.)  Interest  earnings withdrawn and included as Available Funds for the
            related Monthly Period .....................................................................                         $-
                                                                                                                -------------------
      (i.)  Amount on deposit at the end of the related Collection Period ..............................                         $-
                                                                                                                -------------------

      (j.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
            as of the related Collection period ? Y or N ...............................................                          N
                                                                                                                -------------------

VI    ADVANCE PAYMENTS

      (a.)  Beginning aggregate Advance Payments .......................................................        $        786,973.30
                                                                                                                -------------------
      (b.)  Add:  Amount of Advance Payments collected during the related Collection
            Period .....................................................................................        $        568,189.19
                                                                                                                -------------------
      (c.)  Add:  Investment earnings for the related  Collection Period ...............................                         $-
                                                                                                                -------------------
      (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility
            Account ....................................................................................        $        667,386.22
                                                                                                                -------------------
      (e.)  Less: Amount of Advance Payments withdrawn to be included as amounts deposited for the optional redemption of the Series 2000-1 Notes pursuant
            to Section 10.01 of the Series 2000-1 Indenture ............................................        $        687,776.27
                                                                                                                -------------------
      (f.)  Ending aggregate Advance Payments ..........................................................                         $-
                                                                                                                -------------------

ADVANTA BANK CORP., AS SERVICER

BY:         /s/  Mark Shapiro

TITLE:      Asst. Vice President
            --------------------

DATE:            6/11/2003
                 ---------




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